Execution Copy

AMENDMENT NO. 4, WAIVER AND CONSENT TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 4, WAIVER AND CONSENT dated as of November 10,2004 (this “Amendment No. 4”), among HLI OPERATING COMPANY, INC., a Delaware corporation (the “Borrower”), HAYES LEMMERZ INTERNATIONAL, INC., a Delaware corporation (the “Holdings”), and CITICORP NORTH AMERICA, INC. (“CNAI”), as Administrative Agent (as defined below) on behalf of each Lender executing a Lender Consent (as defined below) amends certain provisions of the Credit Agreement, dated as of June 3, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, CNAI, as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the “Administrative Agent”), LEHMAN COMMERCIAL PAPER INC., as Syndication Agent for the Lenders and the Issuers, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent for the lenders and issuers, CITIGROUP GLOBAL MARKETS INC. and LEHMAN BROTHERS INC., as Joint Book-Running Lead Managers and Joint Lead Arrangers.

WITNESSETH:

     WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement;

     WHEREAS, the Borrower and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;

     WHEREAS, pursuant to Section 11.1 (a) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein;

     NOW, THEREFORE, in consideration of the above premises, the Borrower and the Administrative Agent, at the direction of the Lenders constituting the Requisite Lenders, agree as follows:

ARTICLE I
DEFINITIONS

     Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

ARTICLE II
AMENDMENT TO ARTICLE II
(DEFINED TERMS)

     Section 2.1 New Definitions. The following defined terms shall be inserted in the correct alphabetical order in Section 1.1 (Defined Terms):

       “Amendment No. 4” means Amendment No. 4 to the Agreement dated as of November 10, 2004 among the Borrower, Holdings and the Administrative Agent on behalf of the Lenders.

       “Amendment No. 4 Effective Date” means November 10, 2004.

       “Receivables Assets” means all of the following property and following interests in property, including any undivided interest in any pool of any such property or interests, whether now existing or existing in the future or hereafter arising or acquired: (i) accounts, (ii) accounts receivable, general intangibles, instruments, contract rights, documents and chattel paper, in each case, solely to the extent created by or arising from sales of goods, leases of goods, or the rendition of services, no matter how evidenced, whether or not earned by performance, and including all rights to payment thereunder, (iii) all unpaid seller’s or lessor’s rights (including, without limitation, rescission, replevin, reclamation and stoppage in transit) relating to any of the foregoing or arising therefrom, (iv) all rights to any goods or merchandise represented by any of the foregoing (including, without limitation, returned or repossessed goods), (v) all reserves and credit balances with respect to any such accounts receivable or account debtors, (vi) all letters of credit, security or Guaranty Obligations with respect to any of the foregoing, (vii) all insurance policies proceeds, premium refunds or reports relating to any of the foregoing, (viii) all collection or deposit accounts relating to any of the foregoing, (ix) all books and records relating to any of the foregoing, (x) all instruments, contract rights, chattel paper, documents and general intangibles relating to any of the foregoing, (xi) rights against a seller or other transferor in respect of the repurchase of accounts receivable arising as a result of a breach of a representation or warranty; and (xii) all proceeds of any of the foregoing.

       “Securitization Program” means, with respect to any Person, an agreement or other arrangement or program providing for the sale, transfer or conveyance to a Securitization SPV of Receivables Assets in exchange for the advance of funds to such Person and/or one or more of its Subsidiaries pursuant to documentation (including customary performance guaranties) reasonably acceptable to the Administrative Agent (including, without limitation, an intercreditor agreement).

       “Securitization SPV” means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary (or, if not a Subsidiary, the common equity of which is wholly owned, directly or indirectly, by the Borrower) and which is formed for the purpose of, and engages in no material business other than, acting as an issuer or a depositor under a Securitization Program or as an intermediate transferee and transferor under a Securitization Program (and, in connection therewith, in either case, owning Receivables Assets and pledging or transferring any interests therein).

     Section 2.2 The following defined terms listed in Section 1.1 (Defined Terms) of the Credit Agreement are amended as follows:

     (a) Indebtedness. The definition of “Indebtedness” shall be amended by (i) adding the phrase “(other than pursuant to a Securitization Program)” at the end of each of clause (a) and clause (b) thereof, and (ii) replacing the word “and” immediately before clause (j) with a comma, renaming clause (j) as clause (k) and inserting a new clause (j) immediately after clause (i) thereof to read in its entirety as follows:

       “(j) all aggregate principal amounts advanced to such Person by Persons not affiliated with such Person and outstanding under any Securitization Program; and”

     (b) Net Cash Proceeds. The definition of “Net Cash Proceeds” shall be amended by (i) replacing in its entirety the phrase “Section 8.4(a), (b), (c), (e), (f), (g) or (h) (Sale of Assets)” in the third line thereof with the following phrase “Section 8.4(a), (b), (c), (e), (f), (g), (h) or (k) (Sale of

Assets)” and (ii) inserting the following parenthetical immediately after the words “Property Loss Event” in clause (b) thereof to read in its entirety as follows:

       “(other than a Property Loss Event arising solely from any loss of or damage to property owned by a Securitization SPV)”.

     (c) Subsidiary Guarantor. The definition of “Subsidiary Guarantor” shall be amended by replacing in its entirety the phrase “and other than a “Non Emerging Subsidiary” in the second line thereof with the following phrase to read in its entirety as follows:

       “, any Subsidiary that is a Securitization SPV, and any Non Emerging Subsidiary”

ARTICLE III
AMENDMENT TO ARTICLE VI
(REPORTING COVENANTS)

     Section 3.1 Business Plan. Clause (f) of Section 6.1 shall be amended by inserting at the end thereof the following sentence:

       “Notwithstanding anything in this clause (f) to the contrary, solely with respect to the forecasts covering the five Fiscal Year period beginning with the Fiscal Year ending January 31, 2005, the Borrower shall not be required to furnish forecasts prepared by management of the Borrower until January 15, 2005.”

ARTICLE IV
AMENDMENT TO ARTICLE VII
(AFFIRMATIVE COVENANTS)

     Section 4.1 Maintenance of Insurance. Section 7.5 (Maintenance of Insurance) of the Credit Agreement is hereby amended by inserting the following parenthetical immediately before the words “which is material”:

       “(other than insurance maintained by and for any Subsidiary that is a Securitization SPV)”

     Section 4.2 Additional Collateral and Guaranties.

     (a) Section 7.1l(c) (Additional Collateral and Guaranties) of the Credit Agreement is hereby amended by inserting the words “, any Subsidiary that is a Securitization SPV” immediately after the words “U.S. LLC” in the second line thereof.

ARTICLE V
AMENDMENT TO ARTICLE VIII
(NEGATIVE COVENANTS)

     Section 5.1 Indebtedness.

     (a) Section 8.1 (Indebtedness) of the Credit Agreement shall be amended by renaming clause (o) as clause (p) and inserting a new clause (o) immediately after clause (n) thereof to read in its entirety as follows:

       “(o) Indebtedness (i) under any Securitization Program; provided, that the aggregate outstanding principal amount of all such Indebtedness shall not exceed $100,000,000 (regardless of the amount of accounts receivable securitized or collateralized thereunder), (ii) arising from intercompany loans from the Borrower or any of its Subsidiaries that sells Receivables Assets to a Securitization SPV and (iii) consisting of renewals, extensions, refinancings, replacements and refundings of Indebtedness permitted by this clause (o); provided, however, that any such renewal, extension, refinancing, replacement or refunding is on market terms and is in an aggregate outstanding principal amount not to exceed the amount set forth in the preceding subclause (i) of this Section 8.1(o).”

     Section 5.2 Liens, Etc.

     (a) Section 8.2 (Liens, Etc.) of the Credit Agreement shall be amended by deleting the period at the end of clause (i) thereto and replacing it with the word “; and” and inserting a new clause (j) immediately after clause (i) thereof to read in it its entirety as follows:

       “(j) Liens arising pursuant to, or assignments in connection with, any Securitization Program solely with respect to Receivables Assets securitized thereunder;”

     Section 5.3 Investments.

     (a) Section 8.3 (Investments) of the Credit Agreement shall be amended by renaming clause (n) as clause (o) and inserting a new clause (n) immediately after clause (m) thereof to read in its entirety as follows:

       “(n) Investments by the Borrower and its Subsidiaries in a Securitization SPV pursuant to a permitted Securitization Program consisting of Receivables Assets, intercompany loans permitted under Section 8.1(o) and cash solely to the extent such cash Investment is permitted by clause (o) below; and”

     Section 5.4 Sale of Assets.

     (a) Section 8.4 (Sale of Assets) of the Credit Agreement shall be amended by deleting the word “; and” at the end of clause (i), renaming clause (j) as clause (k) and inserting a new clause (j) immediately after clause (i) thereof to read in its entirety as follows:

       “(j) sales, leases, subleases or the transfer of Receivables Assets (or interests therein) pursuant to a Securitization Program to the extent permitted by the terms of this Agreement; and”

     Section 5.5 Prepayment and Cancellation of Indebtedness.

     (a) Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement shall be amended by (i) deleting the parenthetical “(a)” immediately before the word “prepay” in the second line thereof, (ii) deleting the word “and,” immediately before clause (ix) of Section 8.6(b) and (iii) inserting the following new clause (x) and clause (xi) immediately after clause (ix) in Section 8.6(b) to read in its entirety as follows:

       “(x) solely from proceeds of Receivables Assets, prepay any Indebtedness incurred pursuant to a Securitization Program in the ordinary course or upon the acceleration of such Indebtedness; and

       (xi) solely in connection with a permitted renewal, extension, refinancing, replacement or refunding permitted by Section 8.1(o), otherwise prepay any Indebtedness incurred pursuant to a Securitization Program with the proceeds from such renewal, extension, refinancing, replacement or refunding.”

     (b) Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement shall be amended by inserting a new Section 8.6(c) immediately after Section 8.6(b) thereof to read in its entirety as follows:

       “(c) Notwithstanding anything in this Section 8.6 to the contrary, any Securitization Program may be terminated or reduced in accordance with its terms by Holdings, the Borrower or any of their respective Subsidiaries.”

     Section 5.6 Transactions with Affiliates.

     (a) Section 8.9 (Transactions with Affiliates) of the Credit Agreement shall be amended by inserting the following proviso at the end thereof immediately after the words “with current compensation levels” to read in its entirety as follows:

       “; provided, however, that the foregoing shall not prohibit transactions with any Securitization SPV in connection with a Securitization Program, to the extent not prohibited by the terms of this Agreement”

     Section 5.7 Limitation on Restrictions on Subsidiary Distributions; No New Negative Pledge.

     (a) Section 8.10 (Limitation on Restrictions on Subsidiary Distributions; No New Negative Pledge) of the Credit Agreement shall be amended by inserting the phrase “, any agreements entered into in connection with a permitted Securitization Program,” immediately after the words “Loan Documents” in the first line thereof.

ARTICLE VI
AMENDMENT TO SECTION 9.1
(EVENTS OF DEFAULT)

     Section 6.1 Events of Default.

       (a) Section 9.1 (Events of Default) of the Credit Agreement shall be amended by adding the word “or” at the end of clause (m) thereof and inserting the following new clause (n) immediately after clause (m) to read in its entirety as follows:

       ”(n) an event of termination or event of default in connection with any Securitization Program including, without limitation, under any of the related documentation entered into in connection therewith shall have occurred and be continuing without waiver or cure thereof.”

ARTICLE VII
WAIVER TO SECTION 5.3
(MINIMUM FIXED CHARGE COVERAGE RATIO)

     Section 7.1 The provisions of Section 5.3 (Minimum Fixed Charge Coverage Ratio) shall have no force and effect solely to the extent that Borrower fails to maintain the minimum Fixed Charge Coverage Ratio required pursuant to such Section 5.3 as of the last day of each of the following Fiscal Quarters: (i) Fiscal Quarter ending January 31, 2005, (ii) Fiscal Quarter ending April 30, 2005, (iii) Fiscal Quarter ending July 31, 2005, (iv) Fiscal Quarter ending October 31, 2005 and (v) Fiscal Quarter ending January 31, 2006.

ARTICLE VIII
CONSENT TO RELEASE OF LIENS

     Section 8.1 Consent, (a) In accordance with Section 10.8(b)(iii) of the Credit Agreement, as of the Amendment Effective Date (as defined herein), the Lenders party hereto hereby consent to the release of any Lien held by the Administrative Agent for the benefit of the Lenders and the Issuers solely against the Receivables Assets (as defined in Section 2.1 of this Amendment No. 4 above) in connection with a Securitization Program (as defined in Section 2.1 of this Amendment No. 4 above).

     (b) With respect to any Securitization Program permitted by the terms of the Credit Agreement (as amended hereby), the Lenders party hereto hereby consent to and direct the Administrative Agent to execute and deliver an intercreditor agreement, in form and substance satisfactory to the Administrative Agent, among the Administrative Agent, the Borrower, the relevant Securitization SPV, and the agent under the related Securitization Program and any other parties party thereto.

ARTICLE IX
CONDITIONS PRECEDENT TO THE EFFECTIVENESS
OF THIS AMENDMENT NO. 4.

     Section 9.1 Effectiveness. This Amendment No. 4 shall become effective, on the date each of the following conditions precedent is satisfied or duly waived by the Requisite Lenders (the “Amendment Effective Date”):

     (a) Documentation. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

       (i) this Amendment No. 4 executed by the Borrower and Holdings;

       (ii) the Consent and Agreement in the form attached hereto as Exhibit A, executed by each of the Guarantors;

       (iii) Acknowledgment and Consents, in the form set forth hereto as Exhibit B (each, a “Lender Consent”), executed by the Lenders constituting the Requisite Lenders; and

       (iv) such additional documentation as the Administrative Agent may reasonably require.

     (b) Fees and Expenses. The Borrower shall have paid:

       (i) to the Administrative Agent for the account of each Lender that has executed a Lender Consent and delivered evidence thereof satisfactory to the Administrative Agent at or before 5:00 p.m. New York City time on November 9, 2004, an amendment fee equal to 0.10% of the aggregate amount of the outstanding Term Loans and Revolving Credit Commitments of each such Lender as of such date; and

       (ii) unless otherwise agreed by the Administrative Agent, all outstanding fees, costs and expenses owing to the Administrative Agent, including the reasonable fees, expenses and disbursements of all legal counsel for the Administrative Agent.

ARTICLE X
MISCELLANEOUS

     Section 10.1 Subsidiary Guarantors. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof the Consent and Agreement in the form attached hereto as Exhibit A sets forth the true and correct name of each Subsidiary Guarantor.

     Section 10.2 Reference to and Effect on the Loan Documents.

     (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 4 and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified as necessary to reflect the changes made in this Amendment No. 4 as of the Amendment Effective Date.

     (b) Except as specifically amended or waived above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and all obligations and liabilities of the Loan Parties thereunder shall remain in full force and effect and each of which is hereby reaffirmed.

     (c) The execution, delivery and effectiveness of this Amendment No. 4 shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender, any Issuer, or the Administrative Agent under the Credit Agreement or any Loan Document nor constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document.

     (d) This Amendment No. 4 is a Loan Document.

     Section 10.3 Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 11.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 4, and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP and other counsel for the Administrative Agent with respect thereto.

     Section 10.4 Titles. The Section titles contained in this Amendment No. 4 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 10.5 Execution in Counterparts. This Amendment No. 4 may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     Section 10.6 Notices. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

     Section 10.7 Severability. If any term or provision set forth in this Amendment No. 4 shall be invalid or unenforceable, the remainder of this Amendment No. 4, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

     Section 10.8 Successors. The terms of this Amendment No. 4 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

     Section 10.9 Governing Law. This Amendment No. 4 shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed on the date set forth above,

HLI OPERATING COMPANY INC.,
as Borrower

By: /s/ GARY J. FINDLING
Name: Gary J. Findling
Title: Treasurer

HAYES LEMMERZ INTERNATIONAL, INC.,
as Holdings

By: /s/ GARY J. FINDLING
Name: Gary J. Findling
Title: Treasurer

CITICORP NORTH AMERICA INC.,
as Administrative Agent

By: /s/ KEITH R. GERDING
Name: Keith R. Gerding
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4

EXHIBIT A

CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment No. 4 and agrees that the terms of this Amendment No. 4 shall not affect in any way its obligations and liabilities under any Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed,

HLI PARENT COMPANY, INC.
HAYES LEMMERZ INTERNATIONAL — BOWLING GREEN, INC.
HAYES LEMMERZ INTERNATIONAL — BRISTOL, INC.
HAYES LEMMERZ INTERNATIONAL — CADILLAC, INC.
HAYES LEMMERZ INTERNATIONAL — CALIFORNIA, INC.
HAYES LEMMERZ INTERNATIONAL — COMMERCIAL HIGHWAY, INC.
HAYES LEMMERZ INTERNATIONAL — EQUIPMENT & ENGINEERING, INC.
HAYES LEMMERZ INTERNATIONAL — GEORGIA, INC.
HAYES LEMMERZ INTERNATIONAL — HOMER, INC.
HAYES LEMMERZ INTERNATIONAL — HOWELL, INC.
HAYES LEMMERZ INTERNATIONAL — HUNTINGTON, INC.
HAYES LEMMERZ INTERNATIONAL — KENTUCKY, INC.
HAYES LEMMERZ INTERNATIONAL — LAREDO, INC.
HAYES LEMMERZ INTERNATIONAL — MEXICO, INC.
HAYES LEMMERZ INTERNATIONAL — MONTAGUE, INC.
HAYES LEMMERZ INTERNATIONAL — PCA, INC.
HAYES LEMMERZ INTERNATIONAL — PETERSBURG, INC.
HAYES LEMMERZ INTERNATIONAL — SEDALIA, INC.
HAYES LEMMERZ INTERNATIONAL — SOUTHFIELD, INC.
HAYES LEMMERZ INTERNATIONAL — TECHNICAL CENTER, INC.
HAYES LEMMERZ INTERNATIONAL — TEXAS, INC.
HAYES LEMMERZ INTERNATIONAL — TRANSPORTATION, INC.
HAYES LEMMERZ INTERNATIONAL — WABASH, INC.
HLI BRAKES HOLDING COMPANY, INC.
HLI COMMERCIAL HIGHWAY HOLDING COMPANY, INC.
HLI POWER TRAIN HOLDING COMPANY, INC.
HLI SUSPENSION HOLDING COMPANY, INC. (FORMERLY HAYES LEMMERZ INTERNATIONAL — CM1, INC.)
HLI REALTY, INC.
HLI SERVICES HOLDING COMPANY, INC.
HLI WHEELS HOLDING COMPANY, INC.
HLI — SUMMERFIELD REALTY CORP.
[HAYES LEMMERZ INTERNATIONAL IMPORT, INC.]
[HLI NETHERLANDS HOLDINGS, INC.]

By: /s/ GARY J. FINDLING
Name: Gary J. Findling
Title: Treasurer

GUARANTORS’ CONSENT TO AMENDMENT NO. 4

EXHIBIT B

ACKNOWLEDGEMENT AND CONSENT

To:	Citicorp North America, Inc. 388 Greenwich Street New York, New York 10013 Attention: Mr. Shapleigh Smith

Re: HLI Operating Company, Inc.

     Reference is made to the Credit Agreement, dated as of June 3, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HLI Operating Company, Inc., a Delaware corporation, as Borrower, Hayes Lemmerz International, Inc., a Delaware corporation, as Holdings, the Lenders (as defined therein), the Issuers (as defined therein), Citicorp North America, Inc., as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the “Administrative Agent”), Lehman Commercial Paper, Inc., as syndication agent for the Lenders and the Issuers, and General Electric Capital Corporation as documentation agent for the Lenders and Issuers. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

     The Borrower has requested that the Lenders consent to an amendment, waiver and consent to the Credit Agreement on the terms described in Amendment No. 4, Waiver and Consent to the Credit Agreement (“Amendment No. 4”), the form of which is attached hereto.

     Pursuant to Section 11.1(a) of the Credit Agreement, the undersigned Lender hereby consents to the terms of Amendment No. 4 and authorizes the Administrative Agent to execute and deliver Amendment No. 4 on its behalf.

Very truly yours,

(NAME OF LENDER)

By:

Name:
Title:

Dated as of November   , 2004

ACKNOWLEDGEMENT AND CONSENT